                                                                    EXHIBIT 99.1


                  FIDELITY NATIONAL INFORMATION SERVICES, INC.
                              STOCK INCENTIVE PLAN
                             STOCK OPTION AGREEMENT
                            REFERENCE NUMBER: 2005-A

SECTION 1. GRANT OF OPTION.

(a) OPTION. On the terms and conditions set forth in this Agreement and each Notice of Stock Option Grant referencing this Agreement (the "Notice"), the Company grants to the Optionee on the Date of Grant an option to purchase at the Exercise Price a number of Shares, all as set forth in the Notice. Each such Notice, together with this referenced Agreement, shall be a separate option governed by the terms of this Agreement. This option is intended to be an ISO or a Nonstatutory Option, as provided in the Notice. If this option is designated as an ISO in the Notice, but fails to so qualify, it shall be treated as a Nonstatutory Option.

(b) DEFINED TERMS. This option is granted under and subject to the terms of the Plan, which is incorporated herein by this reference. Capitalized terms are defined in Section 13 of this Agreement.

(c) DURATION OF THIS AGREEMENT. This Agreement shall apply both to this option and to the Shares acquired upon the exercise of this option until this option has been exercised with respect to all Shares subject to this option.

SECTION 2. RIGHT TO EXERCISE.

      Subject to the conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

      This option and the rights and privileges conferred hereby shall not be transferred assigned, pledged or hypothecated (whether by operation of law or otherwise) and shall not be subject to execution, attachment or other similar process, except by beneficiary designation, will or the laws of descent and distribution.

SECTION 4. EXERCISE PROCEDURES.

(a) NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise this option by giving written notice to the Company specifying the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. Exhibit A is an example of a "Notice of Exercise". The Notice of Exercise shall be signed by the person exercising this option. In the event that this option is being exercised by the Optionee's representative, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this option. The Optionee or the Optionee's representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

(b) WITHHOLDING REQUIREMENTS. The Company may withhold any tax (or other governmental obligation) as a result of the exercise of this option, as a condition to the exercise of this option, and the Optionee shall make arrangements satisfactory to the Company to enable it to satisfy all such withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this option.

(c) EMPLOYEE STOCKHOLDERS' AGREEMENT. As a condition to the exercise of this option, each Optionee must become a party to the Employee Stockholders' Agreement.

(d) ISSUANCE OF SHARES. After receiving a proper notice of exercise and after satisfaction of the conditions of this Agreement, including, without limitation Sections 4(c) and 7 and 9, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option.

SECTION 5. PAYMENT FOR SHARES.

(a) CASH OR CHECK. All or part of the Purchase Price may be paid in cash or by personal check at the time this option is exercised.

(b) NET CASHLESS EXERCISE. In lieu of paying the Purchase Price as described in
Section 5(a) above, the Optionee may pay all or a portion of the Purchase Price and any applicable withholding requirements by reducing the number of Shares otherwise to be delivered upon exercise of this option by the number of such Shares having a Fair Market Value equal to the amount to be paid upon exercise.

(c) ALTERNATIVE METHODS OF PAYMENT FOR SHARES. At the sole discretion of the Committee, all or any part of the Purchase Price and any applicable withholding requirements may be paid by any alternative method selected by the Committee. The Committee's exercise of its discretion to allow the Optionee to pay the exercise price pursuant to an alternative method shall not bind the Committee to permit such alternative method of payment for the remainder of this option or with respect to any other option or optionee under the Plan.

SECTION 6. TERM AND EXPIRATION.

(a) BASIC TERM. Subject to earlier termination in accordance with subsection (b) below, this option shall expire on the expiration date set forth in the Notice.

(b) TERMINATION OF SERVICE. If the Optionee's Service terminates for any reason, then this option shall expire on the earliest of the following occasions:

            (i) The expiration date determined pursuant to Subsection (a) above;

            (ii) The date twelve (12) months after the Optionee's Retirement, death, Disability or termination without Cause; or

            (iii) The date of termination of the Optionee's Service if such termination is for Cause or if Cause exists on such date or if the Optionee terminates his or her Service voluntarily.

Unless the Notice shall otherwise provide, the Optionee (or in the case of the Optionee's death or Disability, the Optionee's representative) may exercise all or a part of this option at any time before the expiration date described in the preceding sentence only to the extent that this option has become exercisable for vested Shares on or before the date the Optionee's Service terminates. Unless the Notice shall otherwise provide, the balance of this option (which is not exercisable and vested on the date the Optionee's Service terminates) shall lapse when the Optionee's Service terminates.

(c) LEAVES OF ABSENCE. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company or any Subsidiary in writing or if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company or Subsidiary).

(d) NOTICE CONCERNING ISO TREATMENT. If this option is designated as an ISO in the Notice, it ceases to qualify for favorable tax treatment as an ISO to the extent it is exercised (i) more than three (3) months after the date the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code), (ii) more than twelve (12) months after the date the Optionee ceases to be an Employee by reason of such permanent and total disability or (iii) after the Optionee has been on a leave of absence for more than ninety (90) days, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

SECTION 7. LEGALITY OF INITIAL ISSUANCE.

      No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

      (a) The Company and the Optionee have taken all actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

      (b) Any applicable listing requirement of any stock exchange or other securities market on which the Shares are is listed has been satisfied; and

      (c) Any other applicable provision of state or federal law has been satisfied.

SECTION 8. REGISTRATION RIGHTS.

      The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 9. OPTIONEE REPRESENTATIONS AND COVENANTS

(a) OPTIONEE UNDERTAKING. The Optionee agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable to carry out or effect one or more of the obligations or restrictions imposed on either the Optionee or upon the Shares pursuant to the provisions of this Agreement and the Employee Stockholders' Agreement.

(b) INVESTMENT INTENT. The Optionee represents and agrees that as of the Date of Grant, the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof. If the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

SECTION 10. ADDITIONAL CONDITIONS.

(a) SECURITIES LAW RESTRICTIONS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act or the securities laws of any state or any other law. Such restrictions may be in addition to the restrictions set forth in the Employee Stockholders' Agreement.

(b) LEGENDS. In addition to any legends required by the Employee Stockholders' Agreement, all certificates evidencing Shares purchased under this Agreement shall bear the following legends:

      "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY FOREGOING OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH. THIS SECURITY IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE EMPLOYEE STOCKHOLDERS' AGREEMENT DATED AS OF [________, 200__], COPIES OF WHICH MAY BE OBTAINED UPON REQUEST FROM FIDELITY NATIONAL INFORMATION SERVICES, INC. OR ANY SUCCESSOR THERETO."

(c) REMOVAL OF LEGENDS. If, in the opinion of the Company, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(d) ADMINISTRATION. Any determination by the Company in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

SECTION 11. ADJUSTMENT OF SHARES.

      In the event of a Recapitalization, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 10(a) of the Plan. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in
Section 10(b) of the Plan.

SECTION 12. MISCELLANEOUS PROVISIONS.

(a) RIGHTS AS A STOCKHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee's representative becomes entitled to receive such Shares by (i) filing a notice of exercise, (ii) paying the Purchase Price as provided in this Agreement, and (iii) satisfying the requirements of this Agreement.

(b) NO RETENTION RIGHTS. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c) NOTIFICATION. Any notification required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. A notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.

(d) ENTIRE AGREEMENT. The Notice, this Agreement and the Plan (and upon exercise of this option, the Employee Stockholders' Agreement) constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

(e) WAIVER. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition whether of like or different nature.

(f) SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Optionee, the Optionee's assigns and the legal representatives, heirs and legatees of the Optionee's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to be join herein and be bound by the terms hereof.

(g) CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

SECTION 13. DEFINITIONS.

(a) "AFFILIATE" shall mean any person or entity directly or indirectly controlling, controlled by, or under common control with another person.

(b) "AGREEMENT" shall mean this Stock Option Agreement.

(c) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

(d) "CAUSE" shall mean with respect to an Optionee, "cause" as defined in any employment agreement between the Optionee and the Company (or, if applicable, the Subsidiary employing the Optionee) or if the Optionee is not a party to an employment agreement or "cause" is not defined therein, the following unless another meaning is specifically provided by the Committee or in the participant's option agreement:

      (i)   Any conviction or plea of guilty or nolo contendere to a felony,

      (ii)  Any willful misconduct or gross negligence, or

      (iii) Any willful breach of any written policy or any confidential or proprietary information, non-compete or non-solicitation covenant for the benefit of the Company or any of its Affiliates.

(e) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

(f) "COMMITTEE" shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

(g) "COMPANY" shall mean Fidelity National Information Services, Inc., a Delaware corporation and any successor thereto.

(h) "CONSULTANT" shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Directors.

(i) "DATE OF GRANT" shall mean the date specified in the Notice, which date shall be the later of (i) the date on which the Committee resolved to grant this option or (ii) the first day of the Optionee's Service.

(j) "DIRECTOR" shall mean a member of the Board of Directors who is not an Employee.

(k) "DISABILITY", with respect to the Optionee, shall mean (i) "disability" as defined in any employment agreement or engagement agreement between the between the Optionee and the Company (or, if applicable, the Subsidiary employing or retaining the Optionee) or (ii) if the Optionee is not a party to any such agreement or "disability" is not defined therein, the following: (A) the inability of the Optionee to perform the duties of participant's employment or engagement with the Company due to physical or emotional incapacity or illness, where such inability continues for ninety (90) days and is expected to be of long-continued and indefinite duration; or (ii) the Optionee shall be entitled to disability retirement benefits under the federal Social Security Act or to recover benefits under any long-term disability plan or policy maintained by the Company.

(l) "EMPLOYEE" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(M) "EMPLOYEE STOCKHOLDERS' AGREEMENT" shall mean any stockholders' agreement, right of first refusal agreement, or other agreement regarding restrictions on the Optionee's ability to vote, transfer, sell, assign, pledge or hypothecate the Shares underlying this option, entered into by and among the Company and the other parties named therein.

(n) "EXCHANGE ACT" shall mean the Securities and Exchange Act of 1934, as amended.

(o) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice.

(p) "FAIR MARKET VALUE" shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

(q) "ISO" shall mean an incentive stock option described in Section 422(b) of the Code.

(r) "NONSTATUTORY OPTION" shall mean a stock option not described in Sections 422(b).

(s) "NOTICE" shall have the meaning described in Section 1(a) of this Agreement.

(t) "OPTIONEE" shall mean the person named in the Notice.

(u) "PARENT" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the execution of this Agreement shall be considered a Parent commencing as of such date.

(V) "PERMITTED TRANSFERS" shall have the meaning described in Section 10(a) of this Agreement.

(w) "PLAN" shall mean the Fidelity National Information Services, Inc. 2005 Stock Incentive Plan.

(x) "PURCHASE PRICE" shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(y) "RECAPITALIZATION" shall mean an event or series of events affecting the capital structure of the Company such as a stock split, reverse stock split, stock dividend, extraordinary cash dividend, distribution, recapitalization, combination or reclassification of the Company's securities.

(z) "RETIREMENT" shall mean [termination of Service by the Optionee with an attained age of 65.]

(aa) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

(bb) "SERVICE" shall mean service as an Employee, Director or Consultant.

(cc) "SHARE" shall mean one share of common stock of the Company, with a par value of $.0001 per share.

(dd) "SUBSIDIARY" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the execution of this Agreement shall be considered a Subsidiary commencing as of such date.

                                    EXHIBIT A
                            SAMPLE NOTICE OF EXERCISE

Fidelity National Information Services, Inc.
601 Riverside Avenue
Jacksonville, FL 32204
Attn:  Corporate Secretary


To the Corporate Secretary:

I hereby exercise my stock option granted under the Fidelity National Information Services, Inc. 2005 Stock Incentive Plan (the "Plan") and notify you of my desire to purchase the shares that have been offered pursuant to the Plan and related Option Agreement as described below.

I shall pay for the shares by delivery of a check payable to Fidelity National Information Services, Inc. (the "Company") in the amount described below in full payment for such shares plus all amounts required to be withheld by the Company under state federal or local law as a result of such exercise or shall provide such documentation as is satisfactory to the Company demonstrating that I am exempt from any withholding requirement.

This notice of exercise is delivered this ___ day of ___________________ (month) ____(year).

---------------------------------------------------------------------------------------------------
No. Shares to be              Type of Option            Exercise Price            Total
Acquired
---------------------------------------------------------------------------------------------------
                              Nonstatutory
---------------------------------------------------------------------------------------------------
                              Incentive
---------------------------------------------------------------------------------------------------
Estimated Withholding         Nonstatutory only
---------------------------------------------------------------------------------------------------
                                                        AMOUNT PAID
---------------------------------------------------------------------------------------------------

                                             Very truly yours,

                                             -------------------------------
                                             Signature of Optionee

                                             Optionee's Name and Mailing Address

                                             -------------------------------

                                             -------------------------------

                                             -------------------------------

                                             Optionee's Social Security Number

                                             -------------------------------

                           (5 Year Time Based Vesting)

                  FIDELITY NATIONAL INFORMATION SERVICES, INC.
                            2005 STOCK INCENTIVE PLAN
                          NOTICE OF STOCK OPTION GRANT

Name of Optionee: ________________________


Total Number of            _____ shares of common stock, par value $.0001 per
Shares Subject             share ("Shares") of Fidelity National
to Option:                 Information Services, Inc. (the "Company")


Type of Option:            Nonstatutory Stock Option

Exercise Price             $10.00
Per Share:

Date of Grant:             March 9, 2005

Date Exercisable:          This option may be exercised to the extent the Shares
                           subject to this option have vested at any time after the Date of Grant.

Vesting Schedule:          This option will vest with respect to 1/20 of the
                           Total Number of Shares Subject to Option on the last day of each fiscal quarter, commencing on the last day of the first fiscal quarter following the Date of Grant, until fully vested (i.e., this option will be fully vested on the fifth (5th) anniversary of the last day of the first fiscal quarter following the Date of Grant), provided the Optionee's Service with the Company has not terminated prior to the applicable vesting date.

Expiration Date:           March 9, 2015 (10 year term from the Date of Grant),
                           subject to earlier termination in accordance with
                           Section 6 of the Stock Option Agreement.

Additional Conditions:     Concurrently with the exercise of this option, the
                           Optionee must become bound by the Employee
                           Stockholders' Agreement. The Employee Stockholders'
                           Agreement contains provisions that limit the transferability and voting rights of the Shares acquired upon exercise. In addition, the Optionee must satisfy such additional conditions as the Committee shall advise (e.g., satisfy tax withholding and make representations to satisfy securities laws).

By signing your name below, you accept this option and acknowledge and agree that this option is granted under and governed by the terms and conditions of the Fidelity National Services, Inc. 2005 Stock Incentive Plan and the Stock Option Agreement reference number 2005-A both of which are hereby made a part of this document.

                           (4 Year Time Based Vesting)

                  FIDELITY NATIONAL INFORMATION SERVICES, INC.
                            2005 STOCK INCENTIVE PLAN
                          NOTICE OF STOCK OPTION GRANT

Name of Optionee: ________________________

Total Number of            _____ shares of common stock, par value $.0001 per
Shares Subject             share ("Shares") of Fidelity National
to Option:                 Information Services, Inc. (the "Company")


Type of Option:            Nonstatutory Stock Option

Exercise Price             $10.00
Per Share:

Date of Grant:             March 9, 2005

Date Exercisable:          This option may be exercised to the extent the Shares
                           subject to this option have vested at any time after the Date of Grant.

Vesting Schedule:          This option will vest with respect to 1/16 of the
                           Total Number of Shares Subject to Option on the last day of each fiscal quarter, commencing on the last day of the first fiscal quarter following the Date of Grant, until fully vested (i.e., this option will be fully vested on the fourth (4th) anniversary of the last day of the first fiscal quarter following the Date of Grant), provided the Optionee's Service with the Company has not terminated prior to the applicable vesting date.


Expiration Date:           March 9, 2015 (10 year term from the Date of Grant),
                           subject to earlier termination in accordance with
                           Section 6 of the Stock Option Agreement.

Additional Conditions:     Concurrently with the exercise of this option, the
                           Optionee must become a party to a Employee
                           Stockholders' Agreement. The Employee Stockholders'
                           Agreement contains provisions that limit the transferability and voting rights of the Shares acquired upon exercise. In addition, the Optionee must satisfy such additional conditions as the Committee shall advise (e.g., satisfy tax withholding and make representations to satisfy securities laws).

                     (1.75x/2.0x Performance Based Vesting)

                  FIDELITY NATIONAL INFORMATION SERVICES, INC.
                            2005 STOCK INCENTIVE PLAN
                          NOTICE OF STOCK OPTION GRANT

Name of Optionee: ________________________


Total Number of            _____ shares of common stock, par value $.0001 per
Shares Subject             share ("Shares") of Fidelity National
to Option:                 Information Services, Inc. (the "Company")


Type of Option:            Nonstatutory Stock Option

Exercise Price             $10.00
Per Share:

Date of Grant:             March 9, 2005

Date Exercisable:          This option may be exercised to the extent the Shares
                           subject to this option have vested at any time after the Date of Grant.

Vesting Schedule:          This option will vest as follows, in the event of a
                           Change in Control or after an Initial Public
                           Offering, solely if one of the following targets
                           (each, a "Target") shall be met: (a) 50% of the Total
                           Number of Shares subject to this Option shall vest if the "Equity Value" of a share of the Company's Common
                           Stock shall equal at least $17.50 (subject to adjustment stock splits and the like), and (b) 100% of the Total Number of Shares subject to this Option shall vest if the Equity Value of a share of the Company's Common Stock shall equal at least $20.00
                           (subject to adjustment for stock splits and the like), provided the Optionee's Service with the Company has not terminated prior to the applicable vesting date.

                           For purposes of this calculation, "Equity Value" shall be determined as follows: (i) in the event of a Change in Control, the Equity Value shall be determined at the time of the transaction constituting a Change in Control, and shall be equal to the aggregate amount of net proceeds (other than any taxes) of cash or readily marketable securities and the discounted expected value of any other deferred consideration (as determined by the Board of the Company) received or to be received by the holders of Common Stock of the Company in such transaction, divided by the number of outstanding shares (including all shares issuable upon exercise of in-the-money exercisable options) at the time of the Change in Control, and (ii) at any time after an Initial Public Offering, the Equity Value shall be measured using the average price of the Common Stock over a consecutive forty-five (45) day trading period, then the applicable Target shall be deemed to have been met.

Expiration Date:           March 9, 2015 (10 year term from Date of Grant),
                           subject to earlier termination in accordance with
                           Section 6 of the Stock Option Agreement.

Additional Conditions:     Concurrently with the exercise of this option, the
                           Optionee must become bound by Sections [ ] of the Employee Stockholders' Agreement. The Employee
                           Stockholders' Agreement contains provisions that limit the transferability and voting rights of the Shares acquired upon exercise. In addition, the Optionee must satisfy such additional conditions as the Committee shall advise (e.g., satisfy tax withholding and make representations to satisfy securities laws).

                        (2.0x Performance Based Vesting)

                  FIDELITY NATIONAL INFORMATION SERVICES, INC.
                            2005 STOCK INCENTIVE PLAN
                          NOTICE OF STOCK OPTION GRANT

Name of Optionee: ________________________


Total Number of            _____ shares of common stock, par value $.0001 per
Shares Subject             share ("Shares") of Fidelity National
to Option:                 Information Services, Inc. (the "Company")


Type of Option:            Nonstatutory Stock Option

Exercise Price             $10.00
Per Share:

Date of Grant:             March 9, 2005

Date Exercisable:          This option may be exercised to the extent the Shares
                           subject to this option have vested at any time after the Date of Grant.

Vesting Schedule:          This option will vest with respect to the Total
                           Number of Shares subject to this Option in the event of a Change in Control or after an Initial Public
                           Offering, if the "Equity Value" of a share of the Company's Common Stock shall equal at least $20.00
                           (subject to adjustment for stock splits and the like), provided the Optionee's Service with the Company has not terminated prior to the applicable vesting date.

                           For purposes of this calculation, "Equity Value" shall be determined as follows: (i) in the event of a Change in Control, the Equity Value shall be determined at the time of the transaction constituting a Change in Control, and shall be equal to the aggregate amount of net proceeds (other than any taxes) of cash or readily marketable securities and the discounted expected value of any other deferred consideration (as determined by the Board of the Company) received or to be received by the holders of Common Stock of the Company in such transaction, divided by the number of outstanding shares (including all shares issuable upon exercise of in-the-money exercisable options) at the time of the Change in Control, and (ii) at any time after an Initial Public Offering, the Equity Value shall be measured using the average price of the Common Stock over a consecutive forty-five (45) day trading period, then the option will vest as described above.

Expiration Date:           March 9, 2015 (10 year term from Date of Grant),
                           subject to earlier termination in accordance with
                           Section 6 of the Stock Option Agreement.

Additional Conditions:     Concurrently with the exercise of this option, the
                           Optionee must become bound by Sections [ ] of the Employee Stockholders' Agreement. The Employee
                           Stockholders' Agreement contains provisions that limit the transferability and voting rights of the Shares acquired upon exercise. In addition, the Optionee


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                           must satisfy such additional conditions as the
                           Committee shall advise (e.g., satisfy tax withholding and make representations to satisfy securities laws).


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